TREASURY SHARES	12 Months Ended
Dec. 31, 2012
TREASURY SHARES
17.	TREASURY SHARES

In August 2011, the Company announced a US$5 million share repurchase program. The repurchase of the ADSs will be made in the open market depending on market conditions and other factors as well as subject to relevant rules under United States securities regulations. The repurchases are intended to qualify for the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The program does not obligate Ninetowns to acquire any particular number of ADSs and may be suspended, modified or discontinued at any time. The share repurchase program will be funded by the Company’s available working capital. Any shares of common stock repurchased under the program will be returned to the treasury.

During the year ended December 31, 2012, 3,900 shares of the Company’s common stock were repurchased in accordance with the program at a cost of US$5.